UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2021

Arbor Rapha Capital Bioholdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40967	86-2427174
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Earle Ovington Blvd Suite 900 Uniondale, NY	11553
(Address of Principal Executive Offices)	(Zip Code)

(516) 506-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	ARCKU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ARCK	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ARCKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 2, 2021, Arbor Rapha Capital Bioholdings Corp. I (the “Company”) completed its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), including the issuance of 2,250,000 Units as a result of the underwriter’s exercise in full of its option to purchase additional Units. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 4,133,333 warrants (the “Private Placement Warrants”) to the Company’s sponsor, Arbor Rapha Capital LLC (the “Sponsor”), at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,200,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, as long as the Sponsor or its permitted transferees beneficially own the Private Placement Warrants, the Private Placement Warrants (including the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and: (1) will not be redeemable by the Company (except as described in the Company’s prospectus); and (2) may be exercised by the holders on a cashless basis.

The Company also executed a promissory note with the Sponsor (the “Sponsor Loan Note”), generating gross proceeds to the Company of $4,312,500. The Sponsor Loan Note shall be repaid or converted into warrants (the “Sponsor Loan Warrants”) at a purchase price of $1.50 per warrant, at the Sponsor’s direction. The Sponsor Loan Warrants will be identical to the Private Placement Warrants.

A total of $176,812,500, comprised of proceeds from the IPO, the sale of the Private Placement Warrants and the execution of the Sponsor Loan Note was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company's amended and restated certificate of incorporation (A) to modify the substance or timing of the Company's obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 15 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-259516):

•	Amended and Restated Certificate of Incorporation of the Company.

•	An Underwriting Agreement, dated October 28, 2021, between the Company and Cantor Fitzgerald & Co. as representative of the underwriters.

•	A Warrant Agreement, dated October 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated October 28, 2021, between the Company and each of the Sponsor, the Company’s officers and directors and certain other security holders.

•	An Investment Management Trust Agreement, dated October 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration and Shareholder Rights Agreement, dated October 28, 2021, between the Company and the Sponsor.

•	An Administrative Support Agreement, dated October 28, 2021, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated October 28, 2021, between the Company and the Sponsor.

•	An Indemnity Agreement, dated October 28, 2021, between the Company and Ivan Kaufman.

•	An Indemnity Agreement, dated October 28, 2021, between the Company and Kevin Slawin.

•	An Indemnity Agreement, dated October 28, 2021, between the Company and Paul Elenio.

•	An Indemnity Agreement, dated October 28, 2021, between the Company and William Connolly.

•	An Indemnity Agreement, dated October 28, 2021, between the Company and John Natalone.

•	An Indemnity Agreement, dated October 28, 2021, between the Company and Cyrus D. Walker.

•	An Indemnity Agreement, dated October 28, 2021, between the Company and Ralph Mack.

•	An Indemnity Agreement, dated October 28, 2021, between the Company and Avery Modlin.

•	Sponsor Loan Note, dated October 28, 2021, between the Company and the Sponsor.

On October 28, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On November 2, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated October 28, 2021, between the Company and Cantor Fitzgerald & Co., as representative of the underwriters.
3.1	Amended and Restated Certificate of Incorporation of the Company.
4.1	Warrant Agreement, dated October 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 28, 2021, between the Company and each of the Sponsor and the Company’s officers and directors.
10.2	Investment Management Trust Agreement, dated October 28, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration and Shareholder Rights Agreement, dated October 28, 2021, between the Company and the Sponsor.
10.4	Administrative Support Agreement, dated October 28, 2021, between the Company and the Sponsor.
10.5	Private Placement Warrants Purchase Agreement, dated October 28, 2021, between the Company and the Sponsor.
10.6	Indemnity Agreement, dated October 28, 2021, between the Company and Ivan Kaufman.
10.7	Indemnity Agreement, dated October 28, 2021, between the Company and Kevin Slawin.
10.8	Indemnity Agreement, dated October 28, 2021, between the Company and Paul Elenio.
10.9	Indemnity Agreement, dated October 28, 2021, between the Company and William Connolly.
10.10	Indemnity Agreement, dated October 28, 2021, between the Company and John Natalone.
10.11	Indemnity Agreement, dated October 28, 2021, between the Company and Cyrus D. Walker.
10.12	Indemnity Agreement, dated October 28, 2021, between the Company and Ralph Mack.
10.13	Indemnity Agreement, dated October 28, 2021, between the Company and Avery Modlin.
10.14	Sponsor Loan Note, dated October 28, 2021, between the Company and the Sponsor.
99.1	Press Release, announcing the pricing of the IPO.
99.2	Press Release, announcing the closing of the IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbor Rapha Capital Bioholdings Corp. I

Date: November 2, 2021	By:	/s/ Ivan Kaufman
		Name:	Ivan Kaufman
		Title:	Chief Executive Officer